UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 21, 2014

NUTRANOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-53551	98-0603540
(Commission File Number)	(IRS Employer Identification No.)
11487 South 700 East, Salt Lake City, UT	84020
(Address of Principal Executive Offices)	(Zip Code)

             (801) 576-8350
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(1)  Previous independent registered public accounting firm:

Mantyla McReynolds, LLC:

(i)  On May 21, 2014, we informed Mantyla McReynolds, LLC ("Mantyla") of their dismissal as our independent registered public accounting firm.

(ii)  Mantyla's report on our financial statements for the years ended July 31, 2013 and 2012, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

(iii)  Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv)  Through the periods covered by the financial audit for the years ended July 31, 2013 and 2012, there have been no disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mantyla would have caused them to make reference thereto in their report on the financial statements. Through the interim period from July 31, 2013, to May 21, 2014, there have been no disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mantyla would have caused them to make reference thereto in their report on the financial statements.

(v)  We have authorized Mantyla to respond fully to the inquiries of the successor accountant.

(vi)  During the years ended July 31, 2013 and 2012, and the interim period through May 21, 2014, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

(vii)  We provided a copy of the foregoing disclosures to Mantyla prior to the date of the filing of this report and requested that Mantyla furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2)  New independent registered public accounting firm:

DKM Certified Public Accountants:

On May 21, 2014, we engaged DKM Certified Public Accountants ("DKM") of Clearwater, Florida, as our new independent registered public accounting firm. During the fiscal years ended July 31, 2013 and 2012, and prior to May 21, 2014 (the date of the new engagement), we had not consulted with DKM regarding any of the following:

(i)  The application of accounting principles to a specific transaction, either completed or proposed;

(ii)  The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that DKM concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)  Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1	Letter from Mantyla McReynolds, LLC, dated May 22, 2014, regarding Change in Certifying Accountant (filed herewith)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 23, 2014
NUTRANOMICS, INC.
By: /s/ Tracy K. Gibbs
Tracy K. Gibbs
Chief Executive Officer